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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 25, 2003


                       World Wrestling Entertainment, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       000-27639                04-2693383
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


                    1241 East Main Street, Stamford, CT 06902
           ----------------------------------------------- ----------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (203) 352-8600



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Item 7.     Financial Statements and Exhibits.

             (c)  Exhibits

             99.1          Press Release dated August 25, 2003


Item 12.  Results of Operations and Financial Condition.

     On August 25, 2003, World Wrestling Entertainment, Inc. issued the press release furnished as Exhibit 99.1 to this Form 8-K.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WORLD WRESTLING ENTERTAINMENT, INC.



                                     By:  /s/  Philip B. Livingston
                                          ------------------------------------
                                          Philip B. Livingston
                                          Chief Financial Officer

Dated:  August 26, 2003



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                                  EXHIBIT INDEX
                                  -------------


         99.1              Press Release dated August 25, 2003